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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)     February 14, 2002
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                                 BIOQUAL, Inc.
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               (Exact Name of Registrant as Specified in Charter)


           Delaware                   1-13527                   13-3078199
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(State or Other Jurisdiction       (Commission                (IRS Employer
      of Incorporation)            File Number)           Identification Number)


 9600 Medical Center Drive, Rockville, MD                         20850
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(Address of Principal Executive Office)                         (Zip Code)


Registrant's telephone number, including area code     (301) 251-2801
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                                      N/A
                                      ---
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events.

         On February 14, 2002, BIOQUAL, Inc. applied to the Chicago Stock Exchange (the "Exchange") for withdrawal of the listing of its common stock on the Exchange. Upon approval of its delisting application by the Exchange and the Securities and Exchange Commission, BIOQUAL intends to file with the Securities and Exchange Commission its certification and notice of termination of registration under Sections 12(g) and 15(d) of the Securities Exchange Act of 1934.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)  Financial Statements.  Not applicable.

         (b)  Pro Forma Financial Information.  Not applicable.

         (c) Exhibits. The following exhibits are filed herewith or incorporated by reference as part of this report:

         99.1  Press release, dated February 14, 2002.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         BIOQUAL, Inc.

                                         By:  /s/ John C. Landon
                                             ---------------------------
                                         Name: John C. Landon
                                         Title: Chairman of the Board,
                                         President, and Chief Executive Officer

Date: February 19, 2002




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                                  EXHIBIT INDEX

99.1     Press release, dated February 14, 2002.